                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re                           )
                                )   Chapter 11
SUBMICRON SYSTEMS CORPORATION,  )   Case No. 99-2959 (SLR)
                       et al.,  )   (Jointly Administered)
                                )
          Debtors.              )

     ORDER UNDER 11 U.S.C. SECTIONS 105(a), 363, 365, AND 1146(c), AND
          FED. R. BANKR. P. 2002, 6004, 6006, 9014, (A) APPROVING ASSET
               PURCHASE AGREEMENT WITH AKRION LLC, (B) AUTHORIZING
            (i) SALE OF SUBSTANTIALLY ALL OF DEBTORS' ASSETS FREE AND
              CLEAR OF LIENS, CLAIMS, INTERESTS, AND ENCUMBRANCES,
               (ii) ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY
              CONTRACTS AND LEASES, AND (iii) ASSUMPTION OF CERTAIN
                  LIABILITIES, AND (C) GRANTING RELATED RELIEF

         This matter having come before the Court on the motion, dated September 1, 1999, the "Motion")(1) of SubMicron Systems Corporation ("SMS"), SubMicron Systems, Inc. ("SSI"), SubMicron Wet Process Stations, Inc. ("SWPS"), and SubMicron Systems Holdings I, Inc. ("SSH"), debtors and debtors-in-possession the "Debtors"), for, inter alia, entry of an order under 11 U.S.C.
Sections 105(a), 363, 365, and 1146(C) and Fed. R. Bankr. P. 2002, 6004,
6006, and 9014 (the "Sale Order") (a) authorizing (i) the Debtors' proposed sale (the "Asset Sale") of substantially all of their assets (the "Assets"), free and clear of all liens, claims, interests, and encumbrances (except those expressly assumed by the Purchaser or otherwise expressly stated as obligations of the Purchaser or those subject to the Stipulation Modifying and Amending Terms of the Asset Purchase Agreement By and Among the Debtors and Akrion LLC Dated As Of August 31, 1999, by and among the Debtors, Akrion LLC, and Texas Instruments Incorporated


--------
(1) Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed to them in the Motion or the Purchase Agreement, as the case may be.

(the "Stipulation")(2) (collectively, the "Surviving Obligations")), pursuant to and as described in the asset purchase agreement, dated as of August 31, 1999, as modified by the Stipulation (the "Purchase Agreement"),(3) between each of the Debtors, as sellers (the "Sellers"), and Akrion LLC, as purchaser (the "Purchaser"), (ii) the Sellers' assumption and assignment to the Purchaser of certain executory contracts and unexpired leases (the "Assumed Contracts"), pursuant to and as described in the Purchase Agreement, free and clear of liens, claims, interests, and encumbrances (except the Surviving Obligations), and
(iii) the assumption by the Purchaser of certain liabilities of the Sellers (the "Assumed Liabilities"), pursuant to and as described in the Purchase Agreement; and (b) granting related relief; and upon consideration of the record before the Court and this Court's October 13, 1999 Memorandum Order, all of which is incorporated herein by reference,

         NOW THEREFORE, AT WILMINGTON ON OCTOBER 15, 1999, CONSISTENT WITH THE MEMORANDUM ORDER AND IN ORDER TO EFFECTUATE THE SALE APPROVED THEREBY, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

                               General Provisions

         1. The Motion is granted, as further described herein.

         2. All objections to the Motion or the relief requested therein that have not been withdrawn, waived, or settled, and all reservations of rights included therein, hereby are overruled on the merits.

                         Approval of Purchase Agreement


----------
(2) A copy of the Stipulation is annexed hereto as Exhibit A.

(3) A copy of the Purchase Agreement is annexed hereto as Exhibit B.




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
         3. The Purchase Agreement, and all of the terms and conditions thereof, is hereby approved.

         4. Pursuant to 11 U.S.C. Section 363(b), the Sellers are authorized and directed to consummate the Asset Sale, pursuant to and in accordance with the terms and conditions of the Purchase Agreement.

         5. The Sellers are authorized and directed to execute and deliver, and empowered to perform under, consummate and implement, the Purchase Agreement, together with all additional instruments and documents that may be reasonably necessary or desirable to implement the Purchase Agreement, and to take all further actions as may be requested by the Purchaser for the purpose of assigning, transferring, granting, conveying and conferring to the Purchaser, or reducing to possession, the Assets, or as may be necessary or appropriate to the performance of the obligations as contemplated by the Purchase Agreement.

                               Transfer of Assets

         6. Pursuant to 11 U.S.C. Sections 105(a) and 363(f), the Assets shall be transferred to the Purchaser, and upon consummation of the Purchase Agreement (the "Closing") shall be, free and clear of all: (i) mortgages, security interests, conditional sale or other title retention agreements, pledges, liens, claims, judgments, demands, easements, charges, encumbrances, defects, security interests, options, rights of first refusal, and restrictions of all kind (collectively, "Interests"), and (ii) all debts arising under or out of, in connection with, or in any way relating to, any acts of the Debtors, claims (as that term in defined in section 101(5) of title 11 of the United States Code (the "Bankruptcy Code"), rights or causes of action (whether in law or in equity, including, but not limited to, any rights or causes of action based on theories of transferee or successor liability under any law, statute, rule, or regulation of the United States, any state, territory, or possession thereof, or the District of Columbia), obligations, demands, guaranties, rights, contractual commitments, restrictions, interests and matters of any kind or nature whatsoever, whether arising prior to or subsequent to the commencement of these cases, and whether imposed by agreement, understanding, law, equity or otherwise (including, without limitation, claims and encumbrances (A) that purport to give to any party a right or option to effect any forfeiture, modification, right of first refusal, or termination of the Sellers' or the Purchaser's interest in the Assets, or any similar rights,
(B) relating to taxes arising under or out of, in connection with, or in any way relating to the operation of the Manufacturing Business prior to the Closing Date, and (C) arising under or out of, in connection with, or in any way relating to, the Senior Subordinated Notes) (collectively, "Claims"), other than the Surviving Obligations, with all such Claims and Interests of any kind or nature whatsoever to attach to the net proceeds of the Asset Sale in the order of their priority, with the same validity, force and effect which they now have as against the Assets, subject to any claims and defenses the Debtors may possess with respect thereto; provided, however, that, as provided in decretal paragraph 22 below, the Debtors hereby are authorized and directed to pay, at the Closing (i) to (a) The KB Mezzanine Fund II, L.P. ("KB") (and such payment, the "KB Cash Distribution"), Celerity Silicon, L.L.C. ("Celerity") (and such payment, the "Celerity Cash Distribution") or the holders of their respective Series 1999 Notes, as applicable, and (b) the Retained Executives, jointly, $5,500,000 to be shared among them as their interests may appear and (ii) to Greyrock Capital, an amount equal to the sum of all Pre-Petition Debt and Post-Petition Debt, as defined in the Greyrock DIP Financing Stipulation (the "Greyrock Stipulation") owed to Greyrock Capital as of the Closing Date including, but not limited to, principal, accrued and unpaid interest through the Closing Date, attorneys' fees, costs and other amounts owing to Greyrock Capital under the Pre-Petition

Documentation, Post-Petition Documentation and the Greyrock Stipulation, free and clear of all Claims and Interests of any kind or nature whatsoever. The KB Cash Distribution and the Celerity Cash Distribution shall be deemed to include any payments made to the holders of Series 1999 Notes discussed in this paragraph 6.

         7. Except as expressly permitted or otherwise specifically provided by the Purchase Agreement or this Sale Order, all persons and entities , including, but not limited to, all debt security holders, equity security holders, governmental, tax, and regulatory authorities, lenders, trade and other creditors, holding Claims and Interests of any kind or nature whatsoever against or in the Debtors or the Assets (whether legal or equitable, secured or unsecured, matured or unmatured, contingent or non-contingent, senior or subordinated), arising under or out of, in connection with, or in any way relating to, the Debtors, the Assets, the operation of the Manufacturing Business prior to the Closing Date, or the transfer of the Assets to the Purchaser, hereby are forever barred, estopped, and permanently enjoined from asserting against the Purchaser, its successors or assigns, its property, or the Assets, such persons' or entities' Claims and Interests.

         8. The transfer of the Assets to the Purchaser pursuant to the Purchase Agreement constitutes a legal, valid, and effective transfer of the Assets, and shall vest the Purchaser with all right, title, and interest of the Sellers in and to the Assets free and clear of all Claims and Interests of any kind or nature whatsoever, other than the Surviving Obligations.

                     Assumption and Assignment to Purchaser
                  of Assumed Contracts and Assumed Liabilities

         9. Pursuant to 11 U.S.C. Sections 105(a) and 365, and subject to and conditioned upon the Closing of the Asset Sale, the Sellers' assumption and assignment to the Purchaser, and the Purchaser's assumption on the terms set forth in the Purchase Agreement, of the Assumed

Contracts (other than those particular executory contracts and unexpired leases which, pursuant to the Purchase Agreement, are not being assumed and assigned to the Purchaser) and Assumed Liabilities is hereby approved, and the requirements of 11 U.S.C. Section 365(b)(1) with respect thereto are hereby deemed satisfied.

         10. The Sellers are hereby authorized and directed in accordance with 11 U.S.C. Sections 105(a) and 365 to (a) assume and assign to the Purchaser, effective upon the Closing of the Asset Sale, the Assumed Contracts and Assumed Liabilities free and clear of all Claims and Interests of any kind or nature whatsoever, other than the Surviving Obligations, and (b) execute and deliver to the Purchaser such documents or other instruments as may be necessary to assign and transfer the Assumed Contracts and Assumed Liabilities to the Purchaser.

         11. The Assumed Contracts and Assumed Liabilities shall be transferred to, and remain in full force and effect for the benefit of, the Purchaser in accordance with their respective terms, notwithstanding any provision in any such Contract or Assumed Liability (including those of the type described in sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits, restricts, or conditions such assignment or transfer and, pursuant to 11 U.S.C. Section 365(k), the Debtors shall be relieved from any further liability with respect to the Assumed Contracts and Assumed Liabilities after such assignment to and assumption by the Purchaser.

         12. All defaults or other obligations of the Sellers under the Assumed Contracts and Assumed Liabilities arising or accruing prior to the date of this Sale Order (without giving effect to any acceleration clauses or any default provisions of the kind specified in section 365(b)(2) of the Bankruptcy Code) shall be cured by the Purchaser at the Closing of the Asset Sale or as soon thereafter as practicable.




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
         13. Each non-Debtor party to an Assumed Contract or Assumed Liability hereby is forever barred, estopped, and permanently enjoined from asserting against the Sellers or the Purchaser, or the property of either of them, any default existing as of October 15, 1999, if such default was not raised or asserted prior to such date.

         14. The failure of the Sellers or the Purchaser to enforce at any time one or more terms or conditions of any Assumed Contract shall not be a waiver of such terms or conditions, or of the Sellers' and Purchaser's rights to enforce every term and condition of the Assumed Contracts.

                              Additional Provisions

         15. The consideration provided by the Purchaser for the Assets under the Purchase Agreement shall be deemed to constitute reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia.

         16. The consideration provided by the Purchaser for the Assets under the Purchase Agreement is fair and reasonable and may not be avoided under section 363(n) of the Bankruptcy Code.

         17. On the date of the Closing of the Sale (the "Closing Date"), each of the Sellers' creditors is authorized and directed to execute such documents and take all other actions as may be necessary to release its Claims against or Interests in the Assets, if any, as such Claims or Interests may have been recorded or may otherwise exist. Equinox Investment Partners, L.L.C. ("Equinox") is directed to instruct applicable collateral agents to release liens with respect to the Assets.




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
         18. This Sale Order (a) shall be effective as a determination that, on the Closing Date, all Claims and Interests of any kind or nature whatsoever existing as to the Debtors or the Assets prior to the Closing have been unconditionally released, discharged and terminated (other than the Surviving Obligations), and that the conveyance described in decretal paragraph 6 hereof has been effected, and (b) shall be binding upon and shall govern the acts of all entities including without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state, and local officials, and all other persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any of the Assets.

         19. Each and every federal, state, and local governmental agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Purchase Agreement.

         20. If any person or entity that has filed financing statements, mortgages, mechanic's liens, lis pendens, or other documents or agreements evidencing Claims against or Interests in the Debtors or the Assets shall not have delivered to the Sellers prior to the Closing Date, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all Claims or Interests which the person or entity has with respect to the Debtors or the Assets or otherwise, then (a) the Sellers are hereby authorized and directed to execute and file such statements, instruments, releases and other documents on behalf of the person or entity with respect to the Assets and (b) the Purchaser is hereby authorized to file, register, or otherwise record a certified copy of this Sale Order, which, once filed, registered,




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or otherwise recorded, shall constitute conclusive evidence of the release of all Claims against or Interests in the Assets of any kind or nature whatsoever.

         21. All entities who are presently, or on the Closing Date may be, in possession of some or all of the Assets are hereby directed to surrender possession of the Assets to the Purchaser on the Closing Date.

         22. The Debtors are hereby authorized and directed to pay, at the Closing of the Asset Sale, (i) (a) the KB Cash Distribution and the Celerity Cash Distribution, (b) the payments described in paragraph 6 to the Retained Executives, all as described in paragraph 6 and (ii) to Greyrock Capital, an amount equal to the sum of all Pre-Petition Debt and Post-Petition Debt, as defined in the Greyrock Stipulation owed to Greyrock Capital as of the Closing Date including, but not limited to, principal, accrued and unpaid interest through the Closing Date, attorneys' fees, costs and other amounts owing to Greyrock Capital under the Pre-Petition Documentation, Post-Petition Documentation and the Greyrock Stipulation, free and clear of all Claims and Interests of any kind or nature whatsoever.

                  23. The Purchaser shall have no liability or responsibility for any liability or other obligation of the Sellers arising under or related to the Assets other than for (a) the Cash Consideration and Claim Consideration (as each is defined in the Purchase Agreement) and (b) the Surviving Obligations. Without limiting the generality of the foregoing, and except as otherwise specifically provided herein and in the Purchase Agreement, the Purchaser shall not be liable for any Claims against the Debtors or any of their predecessors or affiliates, and the Purchaser shall have no successor or vicarious liabilities of any kind or character whether known or unknown as of the Closing Date, now existing or hereafter arising, whether fixed or contingent, with respect to the Debtors or any obligations of the Debtors arising prior to the




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Closing Date, including, but not limited to, liabilities (a) on account of any taxes arising, accruing, or payable under, out of, in connection with, or in any way relating to the operation of the Manufacturing Business prior to the Closing Date, and (b) arising under, out of, in connection with, or in any way relating to, the Senior Subordinated Notes.

         24. Under no circumstances shall the Purchaser be deemed a successor of or to the Debtors for any Claim or Interest against or in the Debtors or the Assets of any kind or nature whatsoever. The sale, transfer, assignment and delivery of the Assets shall not be subject to any Claims and Interests, and all Claims and Interests of any kind or nature whatsoever shall remain with, and continue to be obligations of, the Debtors (other than the Surviving Obligations). Except for holders of Surviving Obligations, all persons holding Claims or Interests against or in the Debtors or the Assets of any kind or nature whatsoever shall be, and hereby are, forever barred, estopped, and permanently enjoined from asserting, prosecuting, or otherwise pursuing such Claims or Interests of any kind or nature whatsoever against the Purchaser, its property, its successors and assigns, or the Assets with respect to any Claim or Interest of any kind or nature whatsoever such person or entity had, has, or may have against or in the Debtors, their estates, officers, directors, shareholders, or the Assets. Following the Closing Date, no holder of a Claim against or Interest in the Debtors shall interfere with the Purchaser's title to or use and enjoyment of the Assets based on or related to such Claim or Interest, or any actions that the Debtors may take in their Chapter 11 cases.

         25. Subject to, and except as otherwise provided in, the order entered by the Court on September 9, 1999 approving (i) the Debtors' proposed bidding procedures, including Purchaser Credit Bidding, (ii) the form and manner of notice of the Asset Sale, and (iii) the Termination Payment, any amounts that become payable by the Debtors pursuant to the Purchase




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
Agreement or any of the documents delivered by the Debtors pursuant to or in connection with the Purchase Agreement shall (a) constitute administrative expenses of the Debtors' estates under sections 503(b) and 507(a)(1) of the Bankruptcy Code and (b) be paid by the Debtors in the time and manner as provided in the Purchase Agreement.

         26. This Court retains jurisdiction to enforce and implement the terms and provisions of the Purchase Agreement, all amendments thereto, any waivers and consents thereunder, and of each of the agreements executed in connection therewith in all respects, including, but not limited to, retaining jurisdiction to (a) compel delivery of the Assets to the Purchaser, (b) resolve any disputes arising under or related to the Purchase Agreement, except as otherwise provided therein, (c) interpret, implement, and enforce the provisions of this Sale Order (including, without limitation, paragraph 36 hereof), and (d) protect the Purchaser against (i) any of the Excluded Liabilities or (ii) any Claims against or Interests in the Debtors or the Assets, of any kind or nature whatsoever, attaching to the proceeds of the Asset Sale.

         27. Nothing contained in any plan of reorganization (or liquidation) confirmed in these cases or any order of this Court confirming such plan shall conflict with or derogate from the provisions of the Purchase Agreement or the terms of this Sale Order.

         28. Except as provided in the Stipulation, the transfer of the Assets pursuant to the Asset Sale shall not subject the Purchaser to any liability with respect to the operation of the Manufacturing Business prior to the Closing Date or by reason of such transfer under the laws of the United States, any state, territory, or possession thereof, or the District of Columbia, based, in whole or in part, directly or indirectly, on any theory of law or equity, including, without limitation, any theory of equitable subordination or successor or transferee liability.




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
         29. The transactions contemplated by the Purchase Agreement are undertaken by the Purchaser in good faith, as that term is used in section 363(m) of the Bankruptcy Code, and accordingly, the reversal or modification on appeal of the authorization provided herein to consummate the Asset Sale shall not affect the validity of the Asset Sale to the Purchaser, unless such authorization is duly stayed pending such appeal. The Purchaser is a purchaser in good faith of the Assets, and is entitled to all of the protections afforded by section 363(m) of the Bankruptcy Code.

         30. The terms and provisions of the Purchase Agreement and this Sale Order shall be binding in all respects upon, and shall inure to the benefit of, the Debtors, their estates, and their creditors, the Purchaser, and their respective affiliates, successors and assigns, and any affected third parties including, but not limited to, all persons asserting a Claim against or Interest in the Assets to be sold to the Purchaser pursuant to the Purchase Agreement, notwithstanding any subsequent appointment of any trustee, responsible person, estate administrator, representative or similar person (a "Responsible Person") for or in connection with any of the Debtors' estates or affairs in these cases or in any subsequent case(s) under the Bankruptcy Code involving any of the Debtors, as to which Responsible Person(s) such terms and provisions likewise shall be binding in all respects.

         31. The failure specifically to include any particular provisions of the Purchase Agreement in this Sale Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Court that the Purchase Agreement be authorized and approved in its entirety.

         32. The Purchase Agreement and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto, in a writing





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
signed by both parties, and in accordance with the terms thereof, without further order of the Court, provided that any such modification, amendment or supplement does not have a material adverse effect on the Debtors' estates.

         33. The transfer of the Assets pursuant to the Asset Sale is a transfer pursuant to section 1146(c) of the Bankruptcy Code, and accordingly shall not be taxed under any law imposing a stamp tax or a sale, transfer, or any other similar tax.

         34. As provided by Fed. R. Bankr. P. 7062, this Sale Order shall be effective and enforceable immediately upon entry.

         35. The provisions of this Sale Order are nonseverable and mutually dependent.

         36. Notwithstanding any other provision of this Sale Order, all claims or causes of action of any kind or nature, if any, that the Official Committee of Unsecured Creditors (the "Creditors' Committee") may assert against KB and/or Celerity and/or Equinox are hereby preserved. In the event that the Creditors' Committee chooses to assert any such claim or cause of action, it shall do so in this Court. If this Court ultimately determines that the Creditors' Committee has a valid claim or cause of action against KB and/or Celerity and/or Equinox and awards damages or sustains an equitable subordination claim (collectively, the "Award") against KB and/or Celerity and/or Equinox, then KB and/or Celerity and/or Equinox may satisfy the Award in full by either: (a) paying the Award in cash up to the amount of the KB Cash Distribution or the Celerity Cash Distribution (the "Cash Option"), or (b) at the option of KB and/or Celerity and/or Equinox, respectively, but subject to the provisions of the last two sentences of this paragraph, paying the Award by transferring to the Creditors' Committee, in a proportion to be determined by KB and/or Celerity and/or Equinox, as applicable, up to the full amount of the equity interest in Akrion and/or the interest in the Series A Appreciation Unit (the






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
"New Akrion Equity") being issued by Akrion to KB, Celerity and/or Equinox in exchange for their respective contribution to Akrion of the claims and rights relating to the Series 1999 Notes and the post-petition financing provided in these cases (the "Equity Option"). If any or all of Equinox, KB and Celerity elect the Equity Option, the New Akrion Equity shall be valued at an amount equal to the initial price paid for such New Akrion Equity upon closing of the Asset Sale (the "New Equity Purchase Price"); provided, however, that in such event, Sunrise Capital Partners, L.P. ("Sunrise") shall have the overriding option in its sole and absolute discretion, but not the obligation, to purchase the New Akrion Equity from Equinox and/or KB and/or Celerity, as the case may be, at a price equal to the New Equity Purchase Price (in each case, a "Sunrise Purchase Option"). If Sunrise exercises a Sunrise Purchase Option, then the cash paid by Sunrise to Equinox and/or KB and/or Celerity, as the case may be, pursuant to such exercise shall be used to fund the Cash Option, which then shall be deemed to be the sole option chosen for the payment of all damages to the Creditors' Committee.

Dated: Wilmington, Delaware

         October 15 1999


                                 /s/ Sue L. Robinson
                                 -----------------------------
                                 UNITED STATES DISTRICT JUDGE




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
                                                                       Exhibit A

                                    ORIGINAL
                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                   Section
                                         Section
SubMicron Systems Corporation, et al.,   Section        Case Nos. 99-2960 through 99-2962 (SLR)
                                         Section
         Debtors.                        Section        (Jointly Administered under 99-2959)


                    STIPULATION MODIFYING AND AMENDING TERMS
                  OF THE ASSET PURCHASE AGREEMENT BY AND AMONG
             THE DEBTORS AND AKRION LLC DATED AS OF AUGUST 31, 1999

         IT IS HEREBY STIPULATED by, between and among SubMicron Systems Corporation, SubMicron Systems, Inc., SubMicron Wet Process Stations, Inc., SubMicron Systems Holdings I, Inc. (collectively, the "Debtors"), Akrion LLC ("Akrion"), and Texas Instruments Incorporated ("TI") as follows:

         WHEREAS, the Debtors each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on September 1, 1999 ("Petition Date");

         WHEREAS, on or about September 1, 1999, the Debtors filed a Motion for Orders Under 11 U.S.C. Sections 105(a), 363, 365, and 1146(c) and Fed. R. Bankr. P. 2002, 6004, 6006, and 9014(A) Approving Asset Purchase Agreement; (B) Authorizing (I) Sale of Substantially all of Debtors' Assets Free and clear of Liens, Claims, Interests, and Encumbrances, (ii) Assumption and Assignment of Certain Executory Contracts and Leases, and (iii) Assumption of Certain Liabilities; (C) Scheduling Hearing on Approval of Sale and Related Relief; (D) Approving (I) Form and Manner of Notice of Sale and (ii) Overbid Procedures and Bidding Protections; and (E) Granting Related Relief (the "Sale Motion");

         WHEREAS, attached to the Sale Motion is the Asset Purchase Agreement by, between and among the Debtors and Akrion dated as of August 31, 1999 (the "Purchase Agreement");

         WHEREAS, pursuant to the terms of the Purchase Agreement, Akrion is purchasing certain specified assets of the Debtors and assuming certain specified liabilities of the Debtors, including certain contracts which are to be assumed by the Debtors and assigned to Akrion pursuant to 11 U.S.C. Section 365;

         WHEREAS, under the terms of the Purchase Agreement, Akrion is not responsible for, and is not assuming, any liabilities, obligations and/or costs related to or arising under any warranty, service or maintenance agreements or obligations relating to goods or services sold or rendered by the Debtors prior to the Closing Date (as that term is defined in the Purchase Agreement);

         WHEREAS, pursuant to contracts and agreements by, between and among TI and the Debtors, the Debtors have certain ongoing liabilities and/or obligations to TI, including liabilities, obligations or costs related to or arising under warranty, service or maintenance agreements relating to goods or services sold or rendered by the Debtors to TI prior to the Closing Date (as that term is defined in the Purchase Agreement).

         NOW, THEREFORE, it is hereby stipulated that the Purchase Agreement is modified ands amended as follows:

1. Following the Closing Date (as that term is defined in the Purchase Agreement), Akrion shall honor, and shall be liable and responsible for, all liabilities, obligations and/or costs arising under any existing and unexpired agreement or contract by, between and among TI and the Debtors, whether entered into prior to the Petition Date or after the Petition Date, including, but not limited to, all liabilities, obligations and/or costs related to or arising under any warranty, service or maintenance agreements or obligations relating to goods or services sold or rendered by the Debtors to TI either under Closed Purchase Orders or Open Purchase Orders (as those terms are defined in the Purchase Agreement);

2. This Stipulation shall modify and amend the Purchase Agreement and, to the extent that the terms of the Purchase Agreement conflict with this Stipulation, the terms of this Stipulation shall control;

3. Both Akrion ands the Debtors shall use their best efforts to have this Stipulation approved by the Bankruptcy Court at the hearing on the Sale Motion and, if approved by the Bankruptcy Court, the order granting the Sale Motion shall incorporate the terms of this Stipulation;

4. Until the Bankruptcy Court approves this Stipulation, TI shall have standing at the hearing on the Sale Motion to assert the objections raised n its Limited Objection to the Sale Motion;

5. Neither the Debtors or Akrion are aware of any claims which may be asserted by the Debtors, Akrion or any authorized representative of the Debtors' bankruptcy estates against TI arising from any agreement or contract by, between and among TI and the Debtors;

6. This Stipulation may not be changed, modified or amended except in a writing signed by all parties to the Stipulation, or their counsel;

7. This Stipulation shall not waive or prejudice TI's right to file a claim in the debtors' bankruptcy cases.

DATED:  October   11  , 1999.



                                  SUBMICRON SYSTEMS CORPORATION


                                  By:      /s/ David J. Ferran
                                           -----------------------------------
                                           Name:      David J. Ferran
                                           Title:     President/CEO


                                  SUBMICRON SYSTEMS, INC.


                                  By:      /s/ David J. Ferran
                                           -----------------------------------
                                           Name:      David J. Ferran
                                           Title:     President/CEO


                                  SUBMICRON WET PROCESS STATIONS, INC.


                                  By:      /s/ David J. Ferran
                                           -----------------------------------
                                           Name:      David J. Ferran
                                           Title:     President/CEO


                                  SUBMICRON SYSTEMS HOLDINGS I, INC.


                                  By:      /s/ David J. Ferran
                                           -----------------------------------
                                           Name:      David J. Ferran
                                           Title:     President/CEO


                                  AKRION LLC


                                  By:      /s/ Joseph A. Julian
                                           -----------------------------------
                                           Name:      Joseph A. Julian
                                           Title:     Vice President

TEXAS INSTRUMENTS, INC.





By:      /s/ G. Ken Newton, Jr.
         --------------------------------------------------
         Name:      G. Ken Newton, Jr.
                  -----------------------------------------
         Title:   Vice President Procurement and Logistics







SIGNED this 7th day of October, 1999.



APPROVED:







     /s/ Sue L. Robinson
----------------------------

UNITED STATES DISTRICT JUDGE

[C&04]

                                   EXHIBIT B










                             THE PURCHASE AGREEMENT